R- 1                                                                 $14,000,000

                            UNITED STATES OF AMERICA
                                STATE OF FLORIDA
                      FLORIDA HOUSING FINANCE CORPORATION
                             HOUSING REVENUE BONDS
                                 1998 Series N
                          (MADALYN LANDING APARTMENTS)


          Dated Date             Interest Rate     Maturity Date
          ----------             -------------     -------------
          November 13, 1998      7.00%             November 1, 2040


REGISTERED OWNER:   CHARTER MUNICIPAL MORTGAGE ACCEPTANCE
                    CORPORATION

PRINCIPAL AMOUNT:   FOURTEEN MILLION AND NO/100 DOLLARS

      The FLORIDA HOUSING FINANCE CORPORATION ("Florida Housing" or the "Corporation"), a public corporation and a public body corporate and politic duly created, organized and existing under the laws of the State of Florida (the "State"), for value received, hereby promises to pay (but only out of the revenues and other assets hereinafter referred to) to the registered owner specified above or registered assigns (subject to any right of prior redemption hereinafter mentioned), on the Maturity Date specified above, the Principal Amount specified above, and to pay interest thereon, at the rate per annum specified above, payable monthly on the first Business Day of each month, commencing December 1, 1998, to the person whose name appears on the registration books as of the 15th day of the month next preceding any Bond Payment Date (a "Record Date"). Principal of, and premium, if any, on this Bond are payable in such coin or currency of the United States as at time of payment is legal tender for payment of private and public debts, at the designated corporate trust office of The Bank of New York Trust Company of Florida, N.A., a national banking association duly organized, existing and authorized under the laws of the United States of America, with trust powers, as trustee, registrar and paying agent, in Jacksonville, Florida (the "Trustee," "Registrar" and "Paying Agent"), or its successor in trust. Interest on this Bond shall be computed on the basis of a 360-day year comprised of twelve 30-day months. Payment of principal of, premium, if any, and interest on the Bonds shall be made by check or draft mailed to the address of the person entitled thereto as such address shall appear on the registration books (hereinafter defined), except in the case of the Significant Bondholder or the owners of $1,000,000 or more in aggregate principal amount of Bonds which may be payable by wire transfer upon written instruction to the Trustee prior to the Record Date preceding any Bond Payment Date. The Principal Amount hereof shall be paid at maturity or upon redemption upon presentation and surrender of this Bond.

      This Bond represents an issue of duly authorized Florida Housing Finance Corporation Housing Revenue Bonds, 1998 Series N (Madalyn Landing Apartments), of Florida Housing, in the aggregate principal amount of $14,000,000 (the "Bonds"), issued under and pursuant to the Constitution and laws of the State, particularly the Florida Housing Finance Corporation Act, Sections 420.501-420.517, Florida Statutes, as amended (the "Act"). The Bonds are being issued for the purpose of making a loan (the "Mortgage Loan") pursuant to a loan agreement (the "Loan Agreement") to Vestcor Fund XII, Ltd., a limited partnership organized pursuant to the laws of the State of Florida (the "Developer"), to acquire, construct and equip a multifamily residential development in Brevard County, Florida (the "Project"), This Bond is issued under and is secured by a Trust Indenture, dated as of November 1, 1998 (the "Indenture"), between Florida Housing and the Trustee, pursuant to which the Trustee will act as payee and mortgagee for the Developer's nonrecourse promissory note in the aggregate principal amount of $14,000,000 (the "Note").

The Note will be secured by a mortgage and security agreement granting a first lien on the Project in favor of Florida Housing (the "Mortgage"). Reference is hereby made to the Indenture and to all amendments and supplements thereto for a description of the property pledged and assigned to the Trustee and of the provisions, among others, with respect to the nature and extent of the security, the rights, duties and obligations of Florida Housing and the Trustee, the terms on which the Bonds are issued and secured, the rights of the owners of the Bonds and the provisions for defeasance of such rights.

      FLORIDA HOUSING HAS NO TAXING POWER. THE BONDS SHALL NOT CONSTITUTE AN OBLIGATION, EITHER GENERAL OR SPECIAL, OF FLORIDA HOUSING, THE STATE OR ANY POLITICAL SUBDIVISION THEREOF; AND NEITHER FLORIDA HOUSING, THE STATE, NOR ANY POLITICAL SUBDIVISION THEREOF SHALL BE LIABLE THEREON. NEITHER THE FAITH, REVENUES, CREDIT NOR TAXING POWER OF THE STATE OR ANY POLITICAL SUBDIVISION THEREOF SHALL BE PLEDGED TO THE PAYMENT OF THE PRINCIPAL OF, PREMIUM, IF ANY, OR INTEREST ON THE BONDS. THE BONDS ARE PAYABLE, AS TO PRINCIPAL OF, PREMIUM, IF ANY, AND INTEREST, SOLELY OUT OF THE TRUST ESTATE WHICH IS THE SOLE ASSET OF FLORIDA HOUSING PLEDGED THEREFOR.

      The Bonds are secured under the Indenture which assigns to the Trustee for the benefit of Owners all the right, title and interest of Florida Housing in and under the Loan Agreement, the Note, the Mortgage, certain funds and accounts held by the Trustee under the Indenture, payments made pursuant to the Loan Agreement, leases and rentals of the Project and other funds and moneys initially or subsequently pledged as part of the trust estate (the "Trust Estate"), and any deed in lieu of foreclosure delivered pursuant to the Indenture.

Sinking Fund Redemption
-----------------------

      The Bonds are subject to mandatory redemption in part by operation of a sinking fund. The Trustee shall redeem on each Bond Payment Date commencing on first Bond Payment Date following the Conversion Date, as defined in the Indenture, a principal amount of the Bonds in the amounts determined from the amortization table attached hereto as Schedule A; provided, however, that the amortization schedule shall be reduced pro rata across all payments by the principal amount of any Bonds which (i) had been purchased (other than pursuant to the provisions of Section 4.09 of the Indenture) or redeemed by the Developer or the Trustee and canceled by the Trustee prior to the next Bond Payment Date and (ii) had not previously formed the basis for such reduction.

      The redemption price for any such redemption shall be 100% of the principal amount of the Bonds or portions thereof so redeemed, plus accrued interest, if any, to the sinking fund payment date, and without premium. The particular Bonds or portions thereof to be redeemed on each particular sinking fund payment date shall be selected by the Trustee by lot or as otherwise instructed in the Indenture or by the Significant Bondholder, or in the absence thereof, by such other random means as the Trustee shall determine in its discretion.

Optional Redemption
-------------------

      The Bonds are subject to optional redemption, as follows: (a) one time, after the Conversion Date, on a date and in a principal amount to be specified by the Significant Bondholder (as defined in the Indenture) in a written notice to the Trustee, in part at a redemption price of par plus accrued interest to the redemption date, and (b) prior to maturity on or after November 1, 2005, in whole, but not in part, on any date, at the direction of the Developer from amounts prepaid on the Loan pursuant to the Agreement solely to the extent of any optional prepayment by the Developer of the Note, or from proceeds of refunding bonds or otherwise from other sources at the redemption prices (expressed as percentages of the principal amount) plus accrued interest to the date of redemption, as follows:

            Period in Which Redeemed                      Redemption Price
            ------------------------                      ----------------
            Sixth year following Conversion Date                105%
            Seventh year following Conversion Date              104%
            Eighth year following Conversion Date               103%
            Ninth year following Conversion Date                102%
            Tenth year following Conversion Date                101%
            Thereafter                                          100%

Mandatory Redemption from the Project Fund
------------------------------------------

      The Bonds are subject to mandatory redemption on the first Business Day following receipt of the Certificate of Completion (as defined in the Indenture) for which thirty (30) days' notice of redemption can be given, in whole or in part, from proceeds of the Bonds remaining on deposit in the Mortgage Loan Account and Capitalized Interest Account in the Project Fund attributable to moneys not needed to complete the acquisition, construction and equipping of the Project and pay for all Project Costs as provided in, and upon the satisfaction of the conditions set forth in, Section 6.02(a) of the Indenture.

      If so called for redemption, the Bonds shall be redeemed at a redemption price equal to 100% of the principal amount thereof, without premium, plus accrued interest to the date fixed for redemption.

Extraordinary or Special Mandatory Redemption Upon Damage, Destruction or Condemnation and Upon Certain Prepayments of the Note and When Sufficient Moneys are Available to Redeem the Bonds in Whole.

      The Bonds are subject to extraordinary mandatory redemption in whole or in part, at par, in the event and to the extent the Note is prepaid after the Project or any portion of it is damaged or destroyed or is taken in a condemnation proceeding to the extent of any proceeds of insurance or condemnation award not used for the repair or restoration of the Project, as further described below.

      If so called for redemption in whole, the Bonds shall be redeemed on the first Business Day for which thirty (30) days' notice of redemption can be given at a redemption price equal to 100% of the principal amount thereof, without premium, plus accrued interest to the date fixed for redemption.

      If, as a result of fire or other casualty, the Project or any part thereof is damaged, destroyed or condemned or acquired for public use, the Developer, with the consent of the Significant Bondholder, is required to repair or restore the Project in accordance with requirements of the Mortgage and Section 5.04 of the Agreement. The Trustee, within ten (10) days of receipt of written notice of such damage, destruction or condemnation, shall provide written notice to the Developer, Florida Housing, the Significant Bondholder and the Servicer, and the Servicer shall confirm that the Developer has complied with the provisions of the Mortgage applicable to such occurrence.

      If the conditions for repair or restoration of the Project, as provided in
Section 5.04 of the Agreement are not satisfied, or if the Significant Bondholder does not consent to such repair or restoration, the Trustee at the direction of the Significant Bondholder, will apply the net proceeds of any insurance or condemnation to the prepayment of the Note. In such event, the Trustee shall deposit such net proceeds in the Redemption Fund and apply such moneys to the redemption of Bonds in accordance with the terms described above.

Mandatory Redemption Resulting from Event of Intervention or Default
--------------------------------------------------------------------

      The Bonds shall be subject to mandatory redemption in whole at the direction of the Trustee, with the Significant Bondholder's consent, pursuant to the exercise of remedies under the Loan Documents, at the earliest time for which notice hereunder can be given upon the occurrence of an Event of Intervention as set forth in Section 8.01 of the Indenture at a redemption price equal to the principal amount of Bonds Outstanding plus accrued interest due thereon.

      Upon the giving of notice of redemption of the Bonds under Section 4.05 of the Indenture, the Bonds shall become payable on the date specified in such notice of redemption and in the amount specified in the preceding paragraph.

Mandatory Purchase
------------------

      Any holder of Outstanding Bonds will have the opportunity to present all or a portion of its Bonds for purchase by the Trustee from moneys provided to the Trustee by the Developer at any time after the 204th full month following the Conversion Date (the "Mandatory Purchase Date"). In order for the Bonds to be eligible for purchase, holders of Outstanding Bonds must provide notice to the Trustee, Florida Housing and the Developer, of their intent to present their Bonds for mandatory purchase not later than six months prior to the Mandatory Purchase Date. The Trustee shall notify the Developer within 5 Business Days of such demand for payment and the amount of Bonds to be presented for purchase on the Mandatory Tender Date, and pursuant to Section 4.17 of the Agreement, the Developer shall be required to provide moneys in the amount of the principal amount so designated by the Trustee plus accrued interest thereon. The Trustee shall be required to purchase Bonds presented on the Mandatory Purchase Date only to the extent there are moneys on deposit in the Purchase Fund pursuant to
Section 5.08 of the Indenture for such purpose.

Mandatory Redemption Upon Determination of Taxability.
------------------------------------------------------

      The Bonds are subject to mandatory redemption in whole at a redemption price equal to the principal amount of Bonds being redeemed with accrued interest to the redemption date upon a Determination of Taxability (as defined in the Indenture) if the Owner of a Bond presents his Bond or Bonds for redemption, on any date selected by such Owner, specified in a notice in writing delivered to the Trustee, the Developer and Florida Housing at least ten Business Days prior to such date.

Selection of Bonds to be Redeemed or Purchased
----------------------------------------------

      To the extent that the Bonds are subject to partial redemption (including but not limited to mandatory sinking fund redemption) and there exists more than one (1) registered Owner of the Bonds, the Trustee shall redeem the Bonds in the following manner (unless otherwise directed in writing by the Significant Bondholder and Florida Housing): the Trustee shall determine the ratio (expressed as a fraction) that the principal amount of Bonds held by each Owner bears to the total aggregate principal amount of Bonds Outstanding. The Trustee shall multiply the amount of money available for the partial redemption by the ratio as determined above and call for redemption the principal amounts of Bonds so held by each Owner by the respective product determined above. Such partial redemptions may result in an Owner holding a principal amount of Bonds in less than an Authorized Denomination or integral multiple of $5,000. Any fractional part of one cent shall be ignored by the Trustee.

      Except as otherwise provided in the Indenture, notice of redemption is required to be given by first class mail, postage prepaid, not less than thirty
(30) nor more than forty-five (45) days prior to the redemption date to the registered owners hereof to be redeemed at the address of such registered owners as shown on the bond register. Receipt of such notice of redemption shall not be a condition precedent to such redemption and failure so to notify the registered owner shall not affect the validity of the proceedings for the redemption of this Bond. Such notice shall be given in the name of Florida Housing, shall be dated, shall set forth the principal amount of the Bonds Outstanding which shall be called for redemption and shall specify the redemption date and the redemption price. If less than all of the Bonds shall be called for redemption, the notice shall set forth the Bonds Outstanding to be redeemed and the portion of the principal amount thereof to be redeemed. Such notice shall further state that on the redemption date the Bonds will be payable at the Payment Office of the Trustee or Paying Agent or as otherwise provided in the Indenture and from such date interest shall cease to accrue.

      Notice of redemption having been given as provided in the preceding paragraph and all conditions precedent, if any, specified in such notice having been satisfied, the Bonds or the portion thereof so to be redeemed shall become due and payable on the date fixed for redemption at the redemption price specified therein plus any accrued interest to the redemption date, and upon presentation and surrender thereof at the place specified in such notice or as otherwise provided in the Indenture. On and after the redemption date (unless Florida Housing shall default in the payment of the redemption price and accrued interest payable on the redemption date), (i) such Bonds (or portion thereof) shall cease to bear interest and (ii) such Bonds (or portion thereof) shall no longer be considered as Outstanding under the Indenture.

      The registered owner of this Bond shall have no right to enforce the provisions of the Indenture or to institute action to enforce the covenants therein, or to take any action with respect to any event of default thereunder, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture.

      Modifications or alterations of the Indenture or of any indenture supplemental thereto may be made only to the extent and in the circumstances permitted by the Indenture.

      This Bond may be exchanged, and its transfer may be effected, only by the registered owner hereof in person or by his attorney duly authorized in writing at the designated corporate trust office of the Trustee, but only in the manner, subject to the limitations and upon payment of the charges provided in the Indenture, and upon surrender and cancellation of this Bond. Upon exchange or registration of such transfer a new registered bond or Bonds of the same series, maturity and interest rate and of Authorized Denominations for the same aggregate principal amount will be issued in exchange therefor.

      Florida Housing and the Trustee shall deem and treat the person in whose name this Bond shall be registered on the bond register, as the absolute owner hereof for the purpose of receiving payment of or on account of principal hereof and interest due hereon and for all other purposes and neither Florida Housing nor the Trustee shall be affected by any notice to the contrary.

      All acts, conditions and things required by the Constitution and the laws of the State to exist, happen and be performed precedent to and in the execution and delivery of the Indenture (hereinafter defined) and the issuance of this Bond do exist, have happened and have been performed in due time, form and manner as required by law.

      No covenant or agreement contained in this Bond or the Indenture shall be deemed to be a covenant or agreement of any official, officer, agent or employee of Florida Housing in his or her individual capacity, and neither the members of Florida Housing, nor any official executing this Bond, shall be liable personally on this Bond or be subject to any personal liability or accountability by reason of the issuance or sale of this Bond.

      This Bond shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose until the Registrar shall have executed the Certificate of Authentication appearing hereon.

      IN WITNESS WHEREOF, Florida Housing has caused this Bond to be executed in its name by the manual or facsimile signature of its Chairman or Vice Chairman and the facsimile of its seal to be hereunto affixed, impressed, imprinted or reproduced hereon and attested by the manual or facsimile signature of its Secretary all as of November 13, 1998.



                                      FLORIDA HOUSING FINANCE
                                      CORPORATION

[SEAL]


ATTEST:                               By: /s/ Clark D. Bennett

/s/ Susan J. Leigh                              Chairman

Secretary


                          CERTIFICATE OF AUTHENTICATION

      This Bond is one of the Bonds described in the within-mentioned Indenture.

      Date of Authentication:



                                      THE BANK OF NEW YORK TRUST COMPANY OF
                                      FLORIDA, N.A., as Registrar



                                      By: /s/ Paula R. Williams
                                          ---------------------
                                          Authorized Signatory



                           CERTIFICATE OF VALIDATION

This Bond is one of a series of Bonds which were validated by Judgment of the Circuit Court of the Second Judicial Circuit in and for Leon County, Florida, rendered on November 12, 1997.

                               /s/ Clark D. Bennett

                               Clark D. Bennett, Chairman of the Florida Housing Finance Corporation

                            Assignment for Transfer

FOR VALUE RECEIVED, the undersigned, hereby sells, assigns and transfers unto _________________________________(Tax Identification or Social Security No.
____________) the within bond and all rights thereunder, and hereby irrevocably constitutes and appoints _____________________ attorney to transfer the within bond on the books kept for registration thereof, with full power or substitution in the premises.



Date:
     ------------------------------         ------------------------------------
                                            Signature



Signature Guaranteed:


NOTICE: Signature(s) must be Guaranteed by a signature guarantor institution that is a participant in a nationally recognized signature guarantor program.

NOTICE: The signature to this assignment must correspond with the name of the registered owner of the within bond as it appears on the face hereof in every particular, without alteration or enlargement or any change whatever, and the Social Security number or federal employer identification must be supplied.

                                   SCHEDULE A

                                    Madalyn
                               Landing Apartments

                        Mandatory Sinking Fund Schedule
                        -------------------------------

     Date        Principal Amount              Date        Principal Amount
     ----        ----------------              ----        ----------------
     1-Dec-00          5,334                 1-Mar-05          7,176
     1-Jan-01          5,365                 1-Apr-05          7,217
     1-Feb-01          5,396                 1-May-05          7,260
     1-Mar-01          5,428                 1-Jun-05          7,302
     1-Apr-01          5,459                 1-Jul-05          7,344
     1-May-01          5,491                 1-Aug-05          7,387
     1-Jun-01          5,523                 1-Sep-05          7,430
     1-Jul-01          5,555                 1-Oct-05          7,474
     1-Aug-01          5,588                 1-Nov-05          7,517
     1-Sep-01          5,620                 1-Dec-05          7,561
     1-Oct-01          5,653                 1-Jan-06          7,605
     1-Nov-01          5,686                 1-Feb-06          7,650
     1-Dec-01          5,719                 1-Mar-06          7,694
     1-Jan-02          5,753                 1-Apr-06          7,739
     1-Feb-02          5,786                 1-May-06          7,784
     1-Mar-02          5,820                 1-Jun-06          7,830
     1-Apr-02          5,854                 1-Jul-06          7,875
     1-May-02          5,888                 1-Aug-06          7,921
     1-Jun-02          5,922                 1-Sep-06          7,968
     1-Jul-02          5,957                 1-Oct-06          8,014
     1-Aug-02          5,992                 1-Nov-06          8,061
     1-Sep-02          6,027                 1-Dec-06          8,108
     1-Oct-02          6,062                 1-Jan-07          8,155
     1-Nov-02          6,097                 1-Feb-07          8,203
     1-Dec-02          6,133                 1-Mar-07          8,251
     1-Jan-03          6,169                 1-Apr-07          8,299
     1-Feb-03          6,204                 1-May-07          8,347
     1-Mar-03          6,241                 1-Jun-07          8,396
     1-Apr-03          6,277                 1-Jul-07          8,445
     1-May-03          6,314                 1-Aug-07          8,494
     1-Jun-03          6,351                 1-Sep-07          8,544
     1-Jul-03          6,388                 1-Oct-07          8,593
     1-Aug-03          6,425                 1-Nov-07          8,643
     1-Sep-03          6,462                 1-Dec-07          8,694
     1-Oct-03          6,500                 1-Jan-08          8,745
     1-Nov-03          6,538                 1-Feb-08          8,796
     1-Dec-03          6,576                 1-Mar-08          8,847
     1-Jan-04          6,614                 1-Apr-08          8,899
     1-Feb-04          6,653                 1-May-08          8,950
     1-Mar-04          6,692                 1-Jun-08          9,003
     1-Apr-04          6,731                 1-Jul-08          9,055
     1-May-04          6,770                 1-Aug-08          9,108
     1-Jun-04          6,810                 1-Sep-08          9,161
     1-Jul-04          6,849                 1-Oct-08          9,215
     1-Aug-04          6,889                 1-Nov-08          9,268
     1-Sep-04          6,929                 1-Dec-08          9,322
     1-Oct-04          6,970                 1-Jan-09          9,377
     1-Nov-04          7,011                 1-Feb-09          9,431
     1-Dec-04          7,051                 1-Mar-09          9,486
     1-Jan-05          7,093                 1-Apr-09          9,542
     1-Feb-05          7,134                 1-May-09          9,597

                                    Madalyn
                               Landing Apartments

                        Mandatory Sinking Fund Schedule
                        -------------------------------
                                Exhibit A
                                ---------

     Date        Principal Amount              Date        Principal Amount
     ----        ----------------              ----        ----------------
     1-Jun-09          9,653                  1-Sep-13         12,987
     1-Jul-09          9,710                  1-Oct-13         13,063
     1-Aug-09          9,766                  1-Nov-13         13,139
     1-Sep-09          9,823                  1-Dec-13         13,216
     1-Oct-09          9,881                  1-Jan-14         13,293
     1-Nov-09          9,938                  1-Feb-14         13,370
     1-Dec-09          9,996                  1-Mar-14         13,448
     1-Jan-10         10,055                  1-Apr-14         13,527
     1-Feb-10         10,113                  1-May-14         13,606
     1-Mar-10         10,172                  1-Jun-14         13,685
     1-Apr-10         10,232                  1-Jul-14         13,765
     1-May-10         10,291                  1-Aug-14         13,845
     1-Jun-10         10,351                  1-Sep-14         13,926
     1-Jul-10         10,412                  1-Oct-14         14,007
     1-Aug-10         10,472                  1-Nov-14         14,089
     1-Sep-10         10,534                  1-Dec-14         14,171
     1-Oct-10         10,595                  1-Jan-15         14,254
     1-Nov-10         10,657                  1-Feb-15         14,337
     1-Dec-10         10,719                  1-Mar-15         14,420
     1-Jan-11         10,781                  1-Apr-15         14,505
     1-Feb-11         10,844                  1-May-15         14,589
     1-Mar-11         10,908                  1-Jun-15         14,674
     1-Apr-11         10,971                  1-Jul-15         14,760
     1-May-11         11,035                  1-Aug-15         14,846
     1-Jun-11         11,100                  1-Sep-15         14,933
     1-Jul-11         11,164                  1-Oct-15         15,020
     1-Aug-11         11,230                  1-Nov-15         15,107
     1-Sep-11         11,295                  1-Dec-15         15,195
     1-Oct-11         11,361                  1-Jan-16         15,284
     1-Nov-11         11,427                  1-Feb-16         15,373
     1-Dec-11         11,494                  1-Mar-16         15,463
     1-Jan-12         11,561                  1-Apr-16         15,553
     1-Feb-12         11,628                  1-May-16         15,644
     1-Mar-12         11,696                  1-Jun-16         15,735
     1-Apr-12         11,764                  1-Jul-16         15,827
     1-May-12         11,833                  1-Aug-16         15,919
     1-Jun-12         11,902                  1-Sep-16         16,012
     1-Jul-12         11,971                  1-Oct-16         16,105
     1-Aug-12         12,041                  1-Nov-16         16,199
     1-Sep-12         12,112                  1-Dec-16         16,294
     1-Oct-12         12,182                  1-Jan-17         16,389
     1-Nov-12         12,253                  1-Feb-17         16,485
     1-Dec-12         12,325                  1-Mar-17         16,581
     1-Jan-13         12,397                  1-Apr-17         16,677
     1-Feb-13         12,469                  1-May-17         16,775
     1-Mar-13         12,542                  1-Jun-17         16,873
     1-Apr-13         12,615                  1-Jul-17         16,971
     1-May-13         12,688                  1-Aug-17         17,070
     1-Jun-13         12,762                  1-Sep-17         17,170
     1-Jul-13         12,837                  1-Oct-17         17,270
     1-Aug-13         12,912                  1-Nov-17         17,371

                                    Madalyn
                               Landing Apartments

                        Mandatory Sinking Fund Schedule
                        -------------------------------
                                Exhibit A
                                ---------

     Date        Principal Amount              Date        Principal Amount
     ----        ----------------              ----        ----------------
     1-Dec-17         17,472                  1-Mar-22         23,505
     1-Jan-18         17,574                  1-Apr-22         23,642
     1-Feb-18         17,676                  1-May-22         23,780
     1-Mar-18         17,779                  1-Jun-22         23,919
     1-Apr-18         17,883                  1-Jul-22         24,059
     1-May-18         17,987                  1-Aug-22         24,199
     1-Jun-18         18,092                  1-Sep-22         24,340
     1-Jul-18         18,198                  1-Oct-22         24,482
     1-Aug-18         18,304                  1-Nov-22         24,625
     1-Sep-18         18,411                  1-Dec-22         24,769
     1-Oct-18         18,518                  1-Jan-23         24,913
     1-Nov-18         18,626                  1-Feb-23         25,058
     1-Dec-18         18,735                  1-Mar-23         25,204
     1-Jan-19         18,844                  1-Apr-23         25,352
     1-Feb-19         18,954                  1-May-23         25,499
     1-Mar-19         19,065                  1-Jun-23         25,648
     1-Apr-19         19,176                  1-Jul-23         25,798
     1-May-19         19,288                  1-Aug-23         25,948
     1-Jun-19         19,400                  1-Sep-23         26,100
     1-Jul-19         19,513                  1-Oct-23         26,252
     1-Aug-19         19,627                  1-Nov-23         26,405
     1-Sep-19         19,742                  1-Dec-23         26,559
     1-Oct-19         19,857                  1-Jan-24         26,714
     1-Nov-19         19,973                  1-Feb-24         26,870
     1-Dec-19         20,089                  1-Mar-24         27,027
     1-Jan-20         20,206                  1-Apr-24         27,184
     1-Feb-20         20,324                  1-May-24         27,343
     1-Mar-20         20,443                  1-Jun-24         27,502
     1-Apr-20         20,562                  1-Jul-24         27,663
     1-May-20         20,682                  1-Aug-24         27,824
     1-Jun-20         20,803                  1-Sep-24         27,986
     1-Jul-20         20,924                  1-Oct-24         28,150
     1-Aug-20         21,046                  1-Nov-24         28,314
     1-Sep-20         21,169                  1-Dec-24         28,479
     1-Oct-20         21,292                  1-Jan-25         28,645
     1-Nov-20         21,417                  1-Feb-25         28,812
     1-Dec-20         21,541                  1-Mar-25         28,980
     1-Jan-21         21,667                  1-Apr-25         29,149
     1-Feb-21         21,794                  1-May-25         29,319
     1-Mar-21         21,921                  1-Jun-25         29,490
     1-Apr-21         22,049                  1-Jul-25         29,662
     1-May-21         22,177                  1-Aug-25         29,835
     1-Jun-21         22,307                  1-Sep-25         30,009
     1-Jul-21         22,437                  1-Oct-25         30,185
     1-Aug-21         22,568                  1-Nov-25         30,361
     1-Sep-21         22,699                  1-Dec-25         30,538
     1-Oct-21         22,832                  1-Jan-26         30,716
     1-Nov-21         22,965                  1-Feb-26         30,895
     1-Dec-21         23,099                  1-Mar-26         31,075
     1-Jan-22         23,233                  1-Apr-26         31,257
     1-Feb-22         23,369                  1-May-26         31,439

                                    Madalyn
                               Landing Apartments

                        Mandatory Sinking Fund Schedule
                        -------------------------------
                                Exhibit A
                                ---------

     Date        Principal Amount              Date        Principal Amount
     ----        ----------------              ----        ----------------
     1-Jun-26         31,622                  1-Sep-30         42,542
     1-Jul-26         31,807                  1-Oct-30         42,790
     1-Aug-26         31,992                  1-Nov-30         43,040
     1-Sep-26         32,179                  1-Dec-30         43,291
     1-Oct-26         32,367                  1-Jan-31         43,544
     1-Nov-26         32,555                  1-Feb-31         43,798
     1-Dec-26         32,745                  1-Mar-31         44,053
     1-Jan-27         32,936                  1-Apr-31         44,310
     1-Feb-27         33,128                  1-May-31         44,569
     1-Mar-27         33,322                  1-Jun-31         44,829
     1-Apr-27         33,516                  1-Jul-31         45,090
     1-May-27         33,712                  1-Aug-31         45,353
     1-Jun-27         33,908                  1-Sep-31         45,618
     1-Jul-27         34,106                  1-Oct-31         45,884
     1-Aug-27         34,305                  1-Nov-31         46,151
     1-Sep-27         34,505                  1-Dec-31         46,421
     1-Oct-27         34,706                  1-Jan-32         46,691
     1-Nov-27         34,909                  1-Feb-32         46,964
     1-Dec-27         35,112                  1-Mar-32         47,238
     1-Jan-28         35,317                  1-Apr-32         47,513
     1-Feb-28         35,523                  1-May-32         47,790
     1-Mar-28         35,731                  1-Jun-32         48,069
     1-Apr-28         35,939                  1-Jul-32         48,350
     1-May-28         36,149                  1-Aug-32         48,632
     1-Jun-28         36,359                  1-Sep-32         48,915
     1-Jul-28         36,572                  1-Oct-32         49,201
     1-Aug-28         36,785                  1-Nov-32         49,488
     1-Sep-28         36,999                  1-Dec-32         49,776
     1-Oct-28         37,215                  1-Jan-33         50,067
     1-Nov-28         37,432                  1-Feb-33         50,359
     1-Dec-28         37,651                  1-Mar-33         50,653
     1-Jan-29         37,870                  1-Apr-33         50,948
     1-Feb-29         38,091                  1-May-33         51,245
     1-Mar-29         38,313                  1-Jun-33         51,544
     1-Apr-29         38,537                  1-Jul-33         51,845
     1-May-29         38,762                  1-Aug-33         52,147
     1-Jun-29         38,988                  1-Sep-33         52,451
     1-Jul-29         39,215                  1-Oct-33         52,757
     1-Aug-29         39,444                  1-Nov-33         53,065
     1-Sep-29         39,674                  1-Dec-33         53,375
     1-Oct-29         39,906                  1-Jan-34         53,686
     1-Nov-29         40,138                  1-Feb-34         53,999
     1-Dec-29         40,373                  1-Mar-34         54,314
     1-Jan-30         40,608                  1-Apr-34         54,631
     1-Feb-30         40,845                  1-May-34         54,950
     1-Mar-30         41,083                  1-Jun-34         55,270
     1-Apr-30         41,323                  1-Jul-34         55,593
     1-May-30         41,564                  1-Aug-34         55,917
     1-Jun-30         41,806                  1-Sep-34         56,243
     1-Jul-30         42,050                  1-Oct-34         56,571
     1-Aug-30         42,295                  1-Nov-34         56,901

                                    Madalyn
                               Landing Apartments

                        Mandatory Sinking Fund Schedule
                        -------------------------------
                                Exhibit A
                                ---------

     Date        Principal Amount              Date        Principal Amount
     ----        ----------------              ----        ----------------
     1-Dec-34         57,233                 1-Mar-39         76,997
     1-Jan-35         57,567                 1-Apr-39         77,446
     1-Feb-35         57,903                 1-May-39         77,898
     1-Mar-35         58,241                 1-Jun-39         78,352
     1-Apr-35         58,580                 1-Jul-39         78,810
     1-May-35         58,922                 1-Aug-39         79,269
     1-Jun-35         59,266                 1-Sep-39         79,732
     1-Jul-35         59,611                 1-Oct-39         80,197
     1-Aug-35         59,959                 1-Nov-39         80,665
     1-Sep-35         60,309                 1-Dec-39         81,135
     1-Oct-35         60,661                 1-Jan-40         81,608
     1-Nov-35         61,015                 1-Feb-40         82,084
     1-Dec-35         61,371                 1-Mar-40         82,563
     1-Jan-36         61,729                 1-Apr-40         83,045
     1-Feb-36         62,089                 1-May-40         83,529
     1-Mar-36         62,451                 1-Jun-40         84,017
     1-Apr-36         62,815                 1-Jul-40         84,507
     1-May-36         63,181                 1-Aug-40         85,000
     1-Jun-36         63,550                 1-Sep-40         85,495
     1-Jul-36         63,921                 1-Oct-40         85,994
     1-Aug-36         64,294                 1-Nov-40         86,496
     1-Sep-36         64,669
     1-Oct-36         65,046
     1-Nov-36         65,425
     1-Dec-36         65,807
     1-Jan-37         66,191
     1-Feb-37         66,577
     1-Mar-37         66,965
     1-Apr-37         67,356
     1-May-37         67,749
     1-Jun-37         68,144
     1-Jul-37         68,542
     1-Aug-37         68,941
     1-Sep-37         69,344
     1-Oct-37         69,748
     1-Nov-37         70,155
     1-Dec-37         70,564
     1-Jan-38         70,976
     1-Feb-38         71,390
     1-Mar-38         71,806
     1-Apr-38         72,225
     1-May-38         72,646
     1-Jun-38         73,070
     1-Jul-38         73,496
     1-Aug-38         73,925
     1-Sep-38         74,356
     1-Oct-38         74,790
     1-Nov-38         75,226
     1-Dec-38         75,665
     1-Jan-39         76,107
     1-Feb-39         76,551